UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 11, 2025
(February 25, 2025)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.

001-38646	Dow Inc.	Delaware	30-1128146

2211 H.H. Dow Way, Midland, MI 48674

(989) 636-1000

001-03433	The Dow Chemical Company	Delaware	38-1285128

2211 H.H. Dow Way, Midland, MI 48674

(989) 636-1000
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange

The Dow Chemical Company	0.500% Notes due March 15, 2027	DOW/27	New York Stock Exchange

The Dow Chemical Company	1.125% Notes due March 15, 2032	DOW/32	New York Stock Exchange

The Dow Chemical Company	1.875% Notes due March 15, 2040	DOW/40	New York Stock Exchange

The Dow Chemical Company	4.625% Notes due October 1, 2044	DOW/44	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Dow Inc.	Emerging Growth Company	☐

The Dow Chemical Company	Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Dow Inc.	☐	The Dow Chemical Company	☐

Section 8—Other Events
Item 8.01 Other Events.
On February 25, 2025, The Dow Chemical Company, a Delaware corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Mizuho Securities USA LLC and SMBC Nikko Securities America, Inc. as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $1.0 billion in aggregate principal amount of notes, consisting of $400,000,000 aggregate principal amount of 5.350% Notes due 2035 (the “2035 Notes”) and $600,000,000 aggregate principal amount of 5.950% Notes due 2055 (the “2055 Notes”, and together with the 2035 Notes, the “Notes”). The Notes were offered and issued pursuant to the Company’s registration statement on Form
S-3
(File
No. 333-265556-01),
filed with the Securities and Exchange Commission on June 13, 2022 (the “Registration Statement”).
In connection with the offering of the Notes, the Company is filing a copy of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form
8-K
and incorporated herein by reference.
On March 11, 2025, the Company completed the offering of the Notes.
The Notes were issued under an Indenture dated as of July 26, 2019 (the “Indenture”), among the Company, Dow Inc., as a party with respect to the sections described therein, and The Bank of New York Mellon Trust Company, N.A., as trustee.
In connection with the offering of the Notes, the Company is filing a legal opinion by counsel regarding the validity of the Notes, attached as Exhibit 5.1 to this Current Report on Form
8-K.
The foregoing descriptions of the Underwriting Agreement, the Indenture and the Notes are summaries and are qualified in their entirety by reference to such documents, which are attached as Exhibits 1.1, 4.1, 4.2, and 4.3 to this Current Report on Form
8-K,
respectively, and all of which are incorporated herein by reference.
Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit No.	Exhibit Description

1.1*	Underwriting Agreement, dated February 25, 2025, among The Dow Chemical Company and BofA Securities, Inc., Mizuho Securities USA LLC and SMBC Nikko Securities America, Inc., as the representatives of the several underwriters named therein.

4.1	Indenture dated as of July 26, 2019, between The Dow Chemical Company, Dow Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (filed as Exhibit 4.3 to the Company’s Annual Report on Form 10-K, filed on February 7, 2020 and incorporated herein by reference).

4.2*	Form of 5.350% Notes due 2035.

4.3*	Form of 5.950% Notes due 2055.

5.1*	Opinion dated March 11, 2025 of Allen Overy Shearman Sterling US LLP.

23.1*	Consent of Allen Overy Shearman Sterling US LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File. The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded with the Inline XBRL document.

* Documents filed with this report.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DOW INC.
THE DOW CHEMICAL COMPANY
Date: March 11, 2025
/s/ ANDREA L. DOMINOWSKI
Andrea L. Dominowski
Controller and Vice President of Controllers
(Authorized Signatory and Principal Accounting Officer)